SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 19, 2005
                                                           -------------

                                   CHARTERMAC
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


         1-13237                                       13-3949418
         -------                                       ----------
(Commission File Number)                    (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 317-5700
                                                            --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of a Material Definitive Agreement

As previously reported on February 25, 2005, Denise L. Kiley has retired as Chief Credit Officer and a Managing Trustee of CharterMac and as a director and/or officer of CharterMac's subsidiaries effective June 30, 2005. In connection with her departure and termination of her employment agreement with CharterMac's subsidiary, Related Capital Company LLC ("Related Capital"), Ms. Kiley entered into an agreement with Related Capital on July 19, 2005 pursuant to which Related Capital agreed, among other things, to pay Ms. Kiley a bonus in the amount of $300,000 for the period January 1, 2005 to June 30, 2005.



Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported on February 25, 2005, Denise L. Kiley has retired as Chief Credit Officer and a Managing Trustee of CharterMac and as a director and/or officer of CharterMac's subsidiaries effective June 30, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           CharterMac
                                           (Registrant)



                                           BY:      /s/ Alan P. Hirmes
                                                    ------------------
                                                    Alan P. Hirmes
                                                    Chief Financial Officer
         July 20, 2005